Financial income/(expense), net (Policies)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Financial income

Financial income are substantially represented by interest and inflation adjustments, resulting financial investments, escrow deposits and installment agreements with customers, and are calculated using the effective interest method.

Financial expenses refer to interest, inflation adjustments and exchange variations arising mainly from borrowings, financing, provisions, public-private partnership and program contract commitments and are calculated using the effective interest method.

The gains or losses in inflation adjustments are due to the collection or payment to third parties, as required by contract, by law or by court decision, recognized by the pro rata temporis accrual basis, and the inflation adjustments included in the contracts are not considered as embedded derivatives, as they are considered as correction indexes for the Company's economic environment.